ACKNOWLEDGMENT OF GUARANTY


      Each Person listed on the signature pages hereof under GUARANTORS (each, a Guarantor), acknowledges that (i) such Guarantor entered into a Guaranty dated June 12, 1997 (the Guaranty) in favor of Citicorp USA, Inc., as Collateral Agent, for the benefit of the Secured Parties, (ii) that each reference to Credit Agreement in such Guaranty shall be deemed to be a reference to the Credit Agreement, dated as of June 12, 1997 (the Existing Credit Agreement), among Foamex L.P., a Delaware limited partnership (Foamex), General Felt Industries, Inc., a Delaware corporation (GFI) , Trace Foam Company, Inc., a Delaware corporation and general partner of Foamex (Trace Foam), FMXI, Inc., a Delaware corporation and managing general partner of Foamex (FMXI), the Lenders, the Issuing Banks and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Issuing Banks and The Bank of Nova Scotia, as Funding Agent for the Lenders and the Issuing Banks (together with the Collateral Agent, the Administrative Agents), as amended by the First Amendment to Credit Agreement, dated as of December 23, 1997 (the First Amendment to Credit Agreement, the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, supplemented, amended and restated or modified from time to time, being the Credit Agreement), among Foamex, GFI, Trace Foam, FMXI, the Lenders, the Issuing Banks and the Administrative Agents and (iii) that such Guarantors Guaranty remains in full force and effect.

      Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                                    GUARANTORS


                                    FOAMEX CAPITAL CORPORATION


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX FIBERS, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX LATIN AMERICA, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX MEXICO, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX MEXICO II, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX ASIA, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President

                                    GENERAL FELT INDUSTRIES, INC.


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President


                                    FOAMEX L.P.
                                    By FMXI, INC., the Managing General Partner


                                    By:  /s/ George L. Karpinski
                                         ----------------------------
                                         Name: George L. Karpinski
                                         Title: Senior Vice President